Exhibit 10.1

Execution Copy

FOURTH AMENDMENT

TO

TRANSITION SERVICES AGREEMENT

THIS FOURTH AMENDMENT TO TRANSITION SERVICES AGREEMENT (this “Amendment”) is entered into as of June 30, 2007 (the “Effective Date”), by and between Duke Energy Corporation, a Delaware corporation (“Duke Energy”), and Spectra Energy Corp (f/k/a Gas SpinCo, Inc.), a Delaware corporation (“Spectra Energy”), each a “Party” and together, the “Parties”.

R E C I T A L S:

WHEREAS, the Parties have entered into that certain Transition Services Agreement dated as of December 13, 2006, as amended by that certain First Amendment to Transition Services Agreement dated as of January 1, 2007, that certain Second Amendment to Transition Services Agreement dated as of March 30, 2007, and that certain Third Amendment to Transition Services Agreement dated as of April 30, 2007, (as so amended, the “Transition Services Agreement”); and

WHEREAS, each Party has determined that it is in the best interests of its stockholders to amend the Transition Services Agreement as described in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree, effective as of the Effective Date, as follows:

1.	Definitions. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth (or otherwise provided for) in the Transition Services Agreement.

2.	Amendment to Defined Term “Spectra Energy Services”. Section 1 of the Transition Services Agreement is hereby amended by deleting the defined term “Spectra Energy Services” in its entirety and substituting in lieu thereof the following:

“Spectra Energy Services” shall mean the limited enumerated services described on Schedule B-1, Schedule B-2, Schedule B-3 of the Schedules to Transition Services Agreement document attached hereto and each next consecutive Schedule B through and including Schedule B-16 included therein.

3.	Amendment to Add Schedule B-16 (Space Sublease for Houston Servers). The Schedules to the Transition Services Agreement are hereby amended by adding a new Schedule B-16 thereto in the form attached as Exhibit A to this Amendment.

4.	Amendment to Update Contact Information for Stan Land. The Schedules to the Transition Services Agreement are hereby amended by updating the contact information for Stan Land on all relevant Schedules (whether as Duke Energy as “Service Provider” in Schedule A’s or Duke Energy as “Service Recipient” in Schedule B’s) to read as follows:

Attn: Stan Land

Phone: 704-382-6990

Mobile: 704-651-3627

Facsimile: 704-382-3693

E-mail: scland@duke-energy.com

5.	Miscellaneous. All Sections under Section 15 of the Transition Services Agreement are hereby incorporated in this Amendment by this reference, provided that any references in such Sections to the “Agreement” or similar references shall be substituted for references to this Amendment. Except as modified herein, the terms of the Transition Services Agreement remain in full force and effect, and all references therein to the “Agreement” shall be deemed to mean the Transition Services Agreement as amended by this Amendment. Execution of this Amendment by facsimile or other electronic copy of a signature shall be deemed to be, and shall have the same effect as, execution by original signature.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties caused this Fourth Amendment to Transition Services Agreement to be duly executed, all effective as of the Effective Date.

Duke Energy:

DUKE ENERGY CORPORATION

By:	/s/ DAVID L. HAUSER
Name:	David L. Hauser
Title:	Group Executive and Chief Financial Officer

Spectra Energy:

SPECTRA ENERGY CORP

By:	/s/ WILLIAM S. GARNER, JR.
Name:	William S. Garner, Jr.
Title:	Group Executive and General Counsel

EXHIBIT A

SCHEDULE B-16

Service Name:    SPACE SUBLEASE FOR HOUSTON SERVERS

I.	SCOPE OF SERVICES

During the Services Term specified below, Spectra Energy shall (i) sublease to Duke Energy the space occupied by Duke Energy’s servers on June 30, 2007, at Spectra Energy’s data center on the 2nd floor of Spectra Energy’s offices at 5400 Westheimer Court, Houston, TX; and (ii) provide Duke Energy with necessary electricity and climate environment to operate such servers in the ordinary course of the normal day-to-day operations Duke Energy’s operations in Houston, TX, and consistent with past practices.

II.	SERVICES TERM

July 1, 2007 through August 31, 2007.

III.	FEES

Monthly rent equal to $17,071.00 (which covers both subleased space and electricity/climate environment referenced above).

IV.	ADDITIONAL TERMS AND CONDITIONS

Duke Energy’s rights under this Schedule are subordinate to rights of Spectra Energy’s landlord pursuant to the underlying lease agreement between Spectra Energy, as tenant, and such landlord, related to the space at 5400 Westheimer Court, Houston, TX.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Craft	Attn:	Stan Land
	Phone: 713-627-4310		Phone: 704-382-6990
	Mobile: 713-447-4310		Mobile: 704-651-3627
	Facsimile: 713-627-4066		Facsimile: 704-382-3693
	E-mail: swcraft@spectraenergy.com		E-mail: scland@duke-energy.com

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